Exhibit 10.1

AMENDMENT NO. 6 AND AGREEMENT

AMENDMENT NO. 6 AND AGREEMENT, dated as of September 8, 2004 (this “Amendment”), to the Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among NC CAPITAL CORPORATION (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION (“New Century”), NC RESIDUAL II CORPORATION (“NCRII”, together with NC Capital and New Century, collectively, the “Borrowers”, each, a “Borrower”), MORGAN STANLEY BANK (“MSB”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (“MSMCI”) (MSMCI, in its capacity as a lender, together with MSB, collectively, the “Lenders”; MSMCI, in its capacity as agent for the Lenders, together with any successors and assigns, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Lenders have agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be modified to provide for a temporary increase in the amount of the Maximum Credit and to effect certain other changes as set forth in this Amendment.

Accordingly, the Borrowers, the Lenders and the Agent hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting in proper alphabetical order the following new defined terms:

“Increase Period” shall mean the period from and including the Sixth Amendment Effective Date through and including September 30, 2004.

“Sixth Amendment” shall mean that certain Amendment No. 6 and Agreement, dated as of September 8, 2004, by and among the Borrowers, the Lender and the Agent.

“Sixth Amendment Effective Date” shall mean the “Amendment Effective Date”, as defined in the Sixth Amendment.

(b) The definition of “Collateral Value” set forth in Section 1.01 of the Existing Loan Agreement shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof

“‘Collateral Value’ shall mean, with respect to each Eligible Mortgage Loan, the lesser of (x) the product of (i) the Market Value of such Eligible Mortgage Loan, and (ii) the Applicable Collateral Percentage for such Eligible Mortgage Loan, and (y) 100% of the unpaid principal balance of such Eligible Mortgage Loan; provided,

(a) that the following additional limitations shall apply:

(i) the aggregate unpaid principal balance of Mortgage Loans secured by a first mortgage lien on the Mortgaged Property that has a LTV greater than 85% shall not exceed (A) solely during the Increase Period, $1,350,000,000 and (B) following the Increase Period, $900,000,000;

(ii) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties which are non-owner occupied shall not exceed (A) solely during the Increase Period, $210,000,000 and (B) following the Increase Period, $60,000,000;

(iii) the aggregate unpaid principal balance of the Second Lien Mortgage Loans shall not exceed (A) solely during the Increase Period, $150,000,000 and (B) following the Increase Period, $140,000,000;

(iv) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of condominiums shall not exceed (A) solely during the Increase Period, $150,000,000 and (B) following the Increase Period, $60,000,000;

(v) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of Qualified Manufactured Housing (as defined in Part III of Schedule 1 hereto) shall not exceed (A) solely during the Increase Period, $45,000,000 and (B) following the Increase Period, $40,000,000;

(vi) the aggregate unpaid principal balance of Mortgage Loans secured by Mortgaged Property located within a single zip code shall not exceed (A) solely during the Increase Period, $450,000,000 and (B) following the Increase Period, $300,000,000;

(vii) the aggregate unpaid principal balance of the 30+ Delinquent Mortgage Loans shall not exceed (A) solely during the Increase Period, $45,000,000 and (B) following the Increase Period, $30,000,000;

(viii) the aggregate unpaid principal balance of the 60+ Delinquent Mortgage Loans shall not exceed (A) solely during the Increase Period, $30,000,000 and (B) following the Increase Period, $20,000,000;

(ix) the aggregate unpaid principal balance of the Mortgage Loans with respect to which the related Mortgagor has received a credit rating of “C” or “C-”, as determined in accordance with New Century’s Underwriting Guidelines, shall not exceed (A) solely during the Increase Period, $300,000,000 and (B) following the Increase Period, $200,000,000;

(x) the aggregate unpaid principal balance of the HELOC Mortgage Loans shall not exceed $140,000,000;

(xi) the aggregate unpaid principal balance of the Defaulted Mortgage Loans shall not exceed $10,000,000;

(xii) the aggregate unpaid principal balance of the Discretionary Mortgage Loans shall not exceed 10% of the aggregate outstanding principal balance of the Loans;

(xiii) the aggregate unpaid principal balance of the Wet-Ink Mortgage Loans included shall not exceed $200,000,000; and

(xiv) the aggregate unpaid principal balance of all Mortgage Loans secured by a first mortgage lien on a Mortgaged Property that has an LTV greater than 95% and equal to or less than 100% shall at no time exceed 3% of the aggregate outstanding principal balance of the Loans; and

(b) that the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

(i) in respect of which there is a breach of any representation or warranty set forth on Schedule 1 hereto (assuming each representation and warranty is made as of the date the Collateral Value thereof is determined);

(ii) which ceases to be an Eligible Mortgage Loan for any reason;

(iii) which is a Nine-Day Aged Wet-Ink Mortgage Loan;

(iv) with respect to each Mortgage Loan, for so long as such Mortgage Loan is a Wet-Ink Mortgage Loan, as to which the Agent or the Custodian shall have notified the Borrowers that the Custodian shall have transferred an amount greater than $1,000,000 to a single settlement location on a Funding Date, unless consented to by the Agent;

(v) for which any Mortgage Loan Documents have been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 15 days;

(vi) which is secured by a first mortgage lien on a Mortgaged Property that has an LTV greater than 95% and equal to or less than 100% and has a FICO score less than 600;

(vii) which has been pledged to the Agent under the Loan Agreement in excess of 120 calendar days;

(viii) which exceeds any limitation set forth in clause (a) above.”

(c) The definition of “Maximum Credit” set forth in Section 1.01 of the Existing Loan Agreement shall be deleted in its entirety and the following new definition shall be inserted in lieu thereof:

“‘Maximum Credit’ shall mean (a) solely during the Increase Period, an amount equal to $3,000,000,000 and (b) following the Increase Period, an amount equal to $2,000,000,000, in each case as such amount may be reduced in accordance with Section 2.01 hereof.”

(d) Schedule 4 to the Existing Loan Agreement is hereby deleted in its entirety and replaced with the document attached as Schedule 4 hereto.

SECTION 2. Agreement. Upon expiration of the Increase Period, the aggregate principal amount of all outstanding Loans made by any Lender shall not exceed the Commitment of such Lender then in effect and, in the event that any such excess exists, the Borrowers shall immediately prepay such Loans to the extent necessary so that, after giving effect to such prepayment, the aggregate principal amount of such Loans does not exceed the Commitment of such Lender then in effect. If at any time the aggregate outstanding principal amount of Loans exceeds the Maximum Credit then in effect, the Borrowers shall prepay the Loans in accordance with Section 2.07(b) of the Loan Agreement.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) that all of the following conditions precedent shall have been satisfied:

3.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Guarantor, the Lenders and the Agent;

(b) Second Amended and Restated Note. For the account of MSMCI, in exchange for the Note most recently delivered to MSMCI under the Existing Loan Agreement, a Second Amended and Restated Promissory Note, substantially in the form of Exhibit A hereto;

(c) Secretary’s Certificate of each Borrower. A certificate of the Secretary or Assistant Secretary of each Borrower, substantially in the form of Exhibit B hereto, dated as of the date hereof, and

(i) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Borrower in the jurisdiction of its organization,

(ii) attaching a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each Borrower authorizing (A) the execution, delivery and performance of this Amendment, and (B) the borrowings contemplated under the Loan Agreement,

(iii) certifying that there have been no changes to any of the organizational documents of any Borrower since such documents were last delivered to the Agent under the Existing Loan Agreement, and

(iv) certifying as to the incumbency and specimen signature of each officer executing this Amendment;

(d) Legal Opinions. Legal opinions of internal and outside counsel to the Borrowers; and

(e) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

3.2 Consents, Licenses, Approvals, etc. The Agent shall have received copies certified by the Borrowers of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrowers of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

3.3 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 4 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders, as of the date hereof and as of the Amendment Effective Date, that it is in compliance with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred and is continuing, and hereby confirms and reaffirms each of the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date each reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 6. Guarantor’s Continuing Obligations. Although consent of the Guarantor is not required, as a convenience to the parties, the Guarantor hereby acknowledges the modifications effected by this Amendment, and the Guarantor hereby affirms and confirms its obligations under the New Century Guaranty in respect the Loan Agreement.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS

NC CAPITAL CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

NC RESIDUAL II CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

AMENDMENT NO. 6 AND AGREEMENT

MORGAN STANLEY MORTGAGE
CAPITAL INC., as Agent and as a Lender

By:	/s/ Paul J. Najarian
Name:	Paul J. Najarian
Title:	Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/ Paul J. Najarian
Name:	Paul J. Najarian
Title:	Vice President

AMENDMENT NO. 6 AND AGREEMENT

Acknowledged and agreed:

NEW CENTURY FINANCIAL CORPORATION,
as the Guarantor

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Executive Vice President

By:	/s/ Brad A. Morrice
Name:	Brad A. Morrice
Title:	President

AMENDMENT NO. 6 AND AGREEMENT

Schedule 4

LENDER COMMITMENTS

Lender	Commitment during Increase Period	Commitment following Increase Period
Morgan Stanley Bank	$400,000,000	$400,000,000
Morgan Stanley Mortgage Capital Inc.	$2,600,000,000	$1,600,000,000
Total	$3,000,000,000	$2,000,000,000

Exhibit A

FORM OF SECOND AMENDED AND RESTATED PROMISSORY NOTE

$2,600,000,000.00	January 30, 2004
amended and restated September 8, 2004
New York, New York

FOR VALUE RECEIVED, NC CAPITAL CORPORATION, a California corporation (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century”) and NC RESIDUAL II CORPORATION, a Delaware corporation (“NCRII”, together with NC Capital and New Century, each a “Borrower” and, collectively, the “Borrowers”), hereby promises to pay, jointly and severally, to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the “Lender”), at the principal office of Morgan Stanley Mortgage Capital Inc., Agent for the Lenders under the Loan Agreement referred to below, at 1221 Avenue of the Americas, 27th Floor, New York, New York, 10020, in lawful money of the United States, and in immediately available funds, the principal sum of TWO BILLION SIX HUNDRED MILLION AND 00/100 UNITED STATES DOLLARS ($2,600,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

This Second Amended and Restated Promissory Note (this “Note”) is one of the “Notes” referred to in that certain Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), among the Borrowers, Morgan Stanley Bank, a Utah industrial loan corporation (“MSB”), as a lender, and Morgan Stanley Mortgage Capital Inc., a New York corporation, as a lender (in such capacity, together with MSB, collectively, the “Lenders”) and as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not defined herein shall have the meanings specified in the Loan Agreement.

This Note amends and restates in its entirety the Amended and Restated Promissory Note, dated May 21, 2004 (the “Existing Note”), made by the Borrowers in favor of the Lender and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Note. Each Borrower hereby acknowledges and agrees that simultaneously with such Borrower’s execution and delivery of this Second Amended and Restated Promissory Note, the Lender has delivered to the Borrowers the Existing Note.

Pursuant to and subject to the terms of the Loan Agreement, the Borrowers may borrow, repay and reborrow funds until the Termination Date. In all events, the Borrowers shall repay the aggregate outstanding principal amount of all Loans plus all accrued interest thereon on the Termination Date.

Pursuant to the Loan Agreement, from time to time the Borrowers will be required to pledge additional Collateral or to prepay Loans to cure a Borrowing Base Deficiency.

The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

The Borrowers agree, jointly and severally, to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of Lender’s counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that each Borrower’s obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

The Borrowers, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, whose laws the Borrowers expressly elect to apply to this Note. The Borrowers agree that any action or proceeding brought to enforce or arising out of this Note may, be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

[SIGNATURES FOLLOW]

NC CAPITAL CORPORATION	NEW CENTURY MORTGAGE CORPORATION

By:	By:
Name:	Name:
Title:	Title:

NC RESIDUAL II CORPORATION

By:
Name:
Title:

SECOND AMENDED AND RESTATED PROMISSORY NOTE

SCHEDULE OF LOANS

This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

Date Made	Principal Amount of Loan	Interest Rate	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

Exhibit B

FORM OF SECRETARY’S CERTIFICATE

Pursuant to Section 3.1(b) of that certain Amendment No. 6, dated as of September 8, 2004 (the “Sixth Amendment”), to the Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended by the Sixth Amendment and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the Loan Agreement), by and among NC Capital Corporation (“NC Capital”), New Century Mortgage Corporation (“New Century”) and NC Residual II Corporation (“NCRII”, together with NC Capital and New Century, collectively, the “Borrowers”, each, a “Borrower”), Morgan Stanley Bank (“MSB”) and Morgan Stanley Mortgage Capital Inc. (“MSMCI”) (MSMCI, in its capacity as a lender, together with MSB, collectively, the “Lenders”, and in its capacity as agent for the Lenders, together with any successors and assigns, the “Agent”), the undersigned hereby certifies on behalf of [NC Capital / New Century / NCRII] (the “Specified Borrower”) as follows:

(a) Attached hereto as “Annex A” are original certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of the Specified Borrower in its jurisdiction of organization;

(b) Attached hereto as “Annex B” is a true, correct and complete copy of the resolutions of the Specified Borrower, together with any and all amendments thereto, authorizing the execution, delivery and performance of this Amendment and the borrowings contemplated thereunder, such resolutions having not been amended, modified, revoked or rescinded, and the same being in full force and effect in the attached form as of the date hereof;

(c) There have been no changes to any of the organizational documents of the Specified Borrower since such documents were last delivered to the Agent under the Existing Loan Agreement;

(d) The following named individuals are duly elected, qualified and acting officers of the Specified Borrower, each such individual holding the office(s) set forth opposite his respective name as of the date hereof, and the signatures set forth beside the respective name and title of said officers and authorized signatories are true, authentic signatures:

Name	Title	Signature

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned has hereunto executed this Secretary’s Certificate as of this      day of                 , 2004.

By:
Name:
Title:

The undersigned,                                                                      , does hereby certify that he is the duly elected and presently incumbent                                      of the Specified Borrower and in such capacity does hereby certify to the Agent that                                                   is the duly elected and presently incumbent Secretary of the Specified Borrower.

By:
Name:
Title: